Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Dale Gibbons, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Western Alliance Bancorporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

WESTERN ALLIANCE BANCORPORATION

March 1, 2017	By:	/s/ Dale Gibbons
Dale Gibbons
Chief Financial Officer